Exhibit 99.1
CONTACT: Mary T. Conway
Conway Communications
for Comverse, Inc.
(781) 772-1679
ir@comverse.com

Comverse Announces Fiscal 2014 Fourth Quarter Results;
Conference Call to be Held Today at 8:00 AM

WAKEFIELD, MA, April 16, 2015 - Comverse, Inc. (“Comverse”; NASDAQ: CNSI) today announced its results for the fourth quarter ("Q4") and fiscal year ended January 31, 2015 ("fiscal 2014").
Consolidated Highlights: Below is selected consolidated financial information for Q4 and fiscal 2014, prepared in accordance with generally accepted accounting principles (“GAAP”), except as noted.

Comverse, Inc.:	Three Months Ended January 31,		Fiscal Years Ended January 31,
(In thousands)	2015	2014	2015	2014
Total revenue	$119,734	$166,514	$477,305	$652,501
Costs and expenses
Cost of revenue	75,694	112,140	308,642	402,476
Research and development, net	11,049	17,036	56,334	67,512
Selling, general and administrative	22,604	30,689	111,832	134,031
Other operating expenses	3,632	2,924	16,333	10,783
Total costs and expenses	112,979	162,789	493,141	614,802
Income (loss) from operations	6,755	3,725	(15,836)	37,699
Expense adjustments	8,041	8,730	35,918	18,950
Comverse performance (1)	14,796	12,455	20,082	56,649

Income (loss) before income tax benefit (expense)	5,040	1,514	(11,855)	27,875
Income tax benefit (expense)	4,868	14,263	(10,284)	(9,189)
Net income (loss)	9,908	15,777	(22,139)	18,686
Basic earnings (loss) per share	$0.45	$0.71	$(1.00)	$0.84
Diluted earnings (loss) per share	$0.45	$0.70	$(1.00)	$0.83

Interest expense	(165)	(282)	(641)	(847)
Depreciation and amortization	$(5,469)	$(4,962)	$(20,359)	$(19,032)

Operating margin	5.6%	2.2%	(3.3)%	5.8%
Comverse performance margin	12.4%	7.5%	4.2%	8.7%

Net cash (used in) provided by operating activities (2)	$(4,161)	$12,008	$(69,595)	$6,621

(1) "Comverse performance" has not been prepared in accordance with GAAP. See “Presentation of Non-GAAP Financial Measures” below.
(2) Includes approximately $10.9 million of cash proceeds related to an Italian VAT refund received during first quarter of the fiscal year ended January 31, 2014.

Tech Mahindra:
On April 15, 2015, Comverse and Tech Mahindra announced an agreement in principle on a strategic relationship, whereby Comverse will accelerate its transformation as a global innovator in digital services by leveraging Tech Mahindra’s expertise and scale in development and delivery of digital offerings. As part of this initiative, employees from certain functions within Comverse’s Digital Services business unit are anticipated to join Tech Mahindra.
"I am pleased with the progress we have made thus far, in terms of new wins in our business units and our organizational efforts. Our agreement in principle with Tech Mahindra is an integral step, and I am eager to continue our efforts in repositioning and transforming Comverse for a strong and healthy future. We see all of these steps offering important benefits to our company, our customers, our employees and our shareholders,” said Philippe Tartavull, President and CEO of Comverse, Inc.
 Business Segment Highlights:

	Three Months Ended January 31,		Fiscal Years Ended January 31,
	2015	2014	2015	2014
	(Dollars in thousands)
SEGMENT RESULTS
BSS
Segment revenue	$65,471	$78,239	$250,733	$299,561
Gross margin	37.3%	32.6%	41.5%	37.0%
Income from operations	11,231	9,316	50,511	44,636
Operating margin	17.2%	11.9%	20.1%	14.9%
Segment performance	12,033	10,017	53,410	47,557
Segment performance margin	18.4%	12.8%	21.3%	15.9%
Digital Services
Segment revenue	$54,263	$88,275	$226,572	$352,940
Gross margin	40.9%	39.6%	38.4%	44.7%
Income from operations	13,730	28,098	56,015	127,008
Operating margin	25.3%	31.8%	24.7%	36.0%
Segment performance	13,825	28,134	56,213	127,224
Segment performance margin	25.5%	31.9%	24.8%	36.0%
All Other
Loss from operations	$(18,206)	$(33,689)	$(122,362)	$(133,945)
Segment performance	(11,062)	(25,696)	(89,541)	(118,132)

Selected Balance Sheet Highlights: Below is selected balance sheet data:

	As of
(In millions)	January 31, 2015	January 31, 2014

Cash and cash equivalents	$158.1	$254.6
Restricted cash (including long-term restricted cash) and bank time deposits	43.7	68.2
Total	$201.8	$322.8

Conference Call Details
Comverse will be conducting a conference call today, April 16, 2015 at 8:00 a.m. ET. To listen to the conference call live, please dial (678) 825-8369. Please dial-in at least ten minutes before the scheduled start time. A live webcast can be accessed at www.comverse.com by following links to the events and presentations page under the Investors section. Following the call, a replay of the webcast will be archived in the same location.

Segment Performance
We evaluate our business by assessing the performance of each of our operating segments. Our Chief Executive Officer is our chief operating decision maker (“CODM”). The CODM uses segment performance, as defined below, as the primary basis for assessing the financial results of the operating segments and for the allocation of resources. Segment performance, as we define it in accordance with the Financial Accounting Standards Board's guidance relating to segment reporting, is not necessarily comparable to other similarly titled captions of other companies.
Segment performance is computed by management as (loss) income from operations adjusted for the following: (i) stock-based compensation expense; (ii) amortization of intangible assets; (iii) compliance-related professional fees; (iv) compliance-related compensation and other expenses; (v) Italian VAT recovery recorded within operating expense; (vi) strategic related costs (vii) write-off of property and equipment; (viii) certain litigation settlements and related costs; (ix) restructuring expenses; and (x) certain other gains and expenses. Compliance-related professional fees relate to fees and expenses recorded in connection with our efforts to remediate material weaknesses in internal control over financial reporting. Strategic related costs include business strategy evaluation and mergers and acquisition efforts.
Presentation of Non-GAAP Financial Measures
We provide Comverse performance, a non-GAAP financial measure, as additional information for our operating results. This measure is not in accordance with, or an alternative for, GAAP financial measures and may be different from, or not comparable to similarly titled or other non-GAAP financial measures used by other companies. We believe that the presentation of this non-GAAP financial measure provides useful information to investors regarding certain additional financial and business trends relating to our results of operations as viewed by management in monitoring our businesses, reviewing financial results and for planning purposes. See “Consolidated Reconciliation of GAAP to Non-GAAP Financial Measures” below.
About Comverse, Inc.
At the core of the evolution of how we communicate, exchange information and monetize the digital world, Comverse enables the creation and monetization of innovative digital services for telecom and enterprise service providers through its proven and innovative product portfolio that includes managed BSS and Policy (PCRF), Enterprise Billing and Digital Services - all backed by Managed and Professional Services. Comverse’s extensive customer base spans more than 125 countries with solutions successfully delivered to over 450 communication service providers serving more than two billion subscribers. Comverse’s solutions are available in a variety of delivery models, including on-site, cloud, hosted/SaaS and managed services. For more information, visit www.comverse.com.
Forward-Looking Statements
This press release includes “forward-looking statements.” Forward-looking statements include financial projections, statements of plans and objectives for future operations, statements of future economic performance, and statements of assumptions relating thereto. In some cases, forward-looking statements can be identified by the use of terminology such as “may,” “expects,” “plans,” “anticipates,” “estimates,” “believes,” “potential,” “projects,” “forecasts,” “intends,” or the negative thereof or other comparable terminology. By their very nature, forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance and the timing of events to differ materially from those anticipated, expressed or implied by the forward-looking statements in this press release. Such risks or uncertainties may give rise to future claims and increase exposure to contingent liabilities. These risks and uncertainties relate to (among other factors) the market price of our stock, operating expenses and cash flows, variability of our tax provision, and the additional risks described in the sections entitled “Forward-Looking Statements” and Item 1A, “Risk Factors” and elsewhere in the company's Annual Report on Form 10-K, or in subsequently filed periodic, current or other reports. We undertake no commitment to update or revise any forward-looking statements except as required by law.
These risks and uncertainties discussed above, as well as others, are discussed in greater detail in our filings with the SEC. The documents and reports we file with the SEC are available through us, or our website, www.comverse.com, or through the SEC's Electronic Data Gathering, Analysis, and Retrieval system (EDGAR) at www.sec.gov.
COMVERSE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)

	Three Months Ended January 31,		Fiscal Years Ended January 31,
	2015	2014	2015	2014
Revenue:
Product revenue	$26,000	$61,359	$99,768	$220,167
Service revenue	93,734	105,155	377,537	432,334
Total revenue	119,734	166,514	477,305	652,501
Costs and expenses:
Product costs	16,035	36,323	55,572	116,259
Service costs	59,659	75,817	253,070	286,217
Research and development, net	11,049	17,036	56,334	67,512
Selling, general and administrative	22,604	30,689	111,832	134,031
Other operating expenses:
Restructuring expenses and write-off of property and equipment	3,632	2,924	16,333	10,783
Total other operating expenses	3,632	2,924	16,333	10,783
Total costs and expenses	112,979	162,789	493,141	614,802
Income (loss) from operations	6,755	3,725	(15,836)	37,699
Interest income	139	178	480	614
Interest expense	(165)	(282)	(641)	(847)
Foreign currency transaction (loss) gain, net	(1,668)	(2,529)	4,659	(10,290)
Other (expense) income, net	(21)	422	(517)	699
Income (loss) before income tax benefit (expense)	5,040	1,514	(11,855)	27,875
Income tax benefit (expense)	4,868	14,263	(10,284)	(9,189)
Net income (loss)	9,908	15,777	(22,139)	18,686
Weighted average common shares outstanding:
Basic	21,853,129	22,240,517	22,190,630	22,164,131
Diluted	21,966,408	22,555,426	22,190,630	22,382,234
Earnings (loss) per share attributable to Comverse, Inc.’s stockholders:
Basic earnings (loss) per share	$0.45	$0.71	$(1.00)	$0.84
Diluted earnings (loss) per share	$0.45	$0.70	$(1.00)	$0.83

COMVERSE, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)

	January 31,
	2015	2014
ASSETS
Current assets:
Cash and cash equivalents	$158,121	$254,580
Restricted cash and bank deposits	35,802	34,343
Accounts receivable, net of allowance of $4,403 and $6,945, respectively	71,670	89,361
Inventories	17,817	16,166
Deferred cost of revenue	7,059	14,500
Deferred income taxes	13,781	2,329
Prepaid expenses	15,156	17,000
Other current assets	10,570	1,680
Total current assets	329,976	429,959
Property and equipment, net	49,230	41,541
Goodwill	151,217	150,346
Intangible assets, net	4,049	5,153
Deferred cost of revenue	30,437	45,717
Deferred income taxes	3,064	1,720
Long-term restricted cash	7,940	33,815
Other assets	30,439	40,586
Total assets	$606,352	$748,837
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued expenses	$121,720	$168,406
Deferred revenue	185,323	239,902
Deferred income taxes	1,491	514
Income taxes payable	2,166	2,102
Total current liabilities	310,700	410,924
Deferred revenue	89,999	113,426
Deferred income taxes	56,815	43,735
Other long-term liabilities	135,456	147,942
Total liabilities	592,970	716,027
Commitments and contingencies
Equity:
Common stock, $0.01 par value - authorized, 100,000,000 shares; issued, 22,591,411 and 22,286,123 shares, respectively; outstanding, 21,830,081 and 22,251,226 shares, respectively	226	223
Treasury stock, at cost, 761,330 and 34,897 shares, respectively	(17,211)	(1,024)
Accumulated deficit	(46,390)	(24,251)
Additional paid-in-capital	45,935	34,530
Accumulated other comprehensive income	30,822	23,332
Total equity	13,382	32,810
Total liabilities and equity	$606,352	$748,837

COMVERSE, INC. AND SUBSIDIARIES
CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS
(In thousands)

	Fiscal Years Ended January 31,
	2015	2014	2013
Cash flows from operating activities:
Net (loss) income	$(22,139)	$18,686	$6,248
Net income from discontinued operations	—	—	(26,542)
Non-cash items
Depreciation and amortization	20,359	19,032	31,865
Impairment of goodwill	—	—	5,605
Provision for doubtful accounts	1,329	1,293	518
Stock-based compensation expense	11,368	10,208	7,517
Deferred income taxes	928	17,345	(11,724)
Inventory write-downs	2,553	4,239	6,097
Other non-cash items, net	2,705	(765)	1,244
Changes in assets and liabilities:
Accounts receivable	12,419	32,498	9,538
Inventories	(6,750)	374	(7,085)
Deferred cost of revenue	22,723	45,882	36,124
Prepaid expense and other current assets	(9,108)	12,845	14,881
Accounts payable and accrued expenses	(38,005)	(12,926)	(19,806)
Income tax payable	993	(7,237)	37,828
Deferred revenue	(69,277)	(110,828)	(85,036)
Tax contingencies	(655)	(24,036)	17,889
Other assets and liabilities	962	11	3,029
Net cash (used in) provided by operating activities - continuing operations	(69,595)	6,621	28,190
Net cash used in operating activities - discontinued operations	—	—	(1,277)
Net cash (used in) provided by operating activities	(69,595)	6,621	26,913
Cash flows from investing activities:
Purchase of other assets	—	—	(1,131)
Proceeds from sale of Starhome B.V., net of cash sold of $30.9 million	—	—	6,340
Purchase of property and equipment	(23,377)	(12,341)	(5,402)
Acquisition of Solaiemes, net of cash acquired	(2,673)	—	—
Net change in restricted cash and bank deposits	23,791	(26,918)	(4,678)
Other, net	106	962	389
Net cash used in investing activities	(2,153)	(38,297)	(4,482)
Cash flows from financing activities:
Decrease in net investment by CTI	—	—	1,052
Borrowings under note payable to CTI	—	—	9,500
CTI capital contribution	—	25,000	38,500
Payment for repurchase of common stock in connection with tax liabilities upon settlement of awards	(1,053)	(991)	(33)
Payment for repurchase of common stock under repurchase program	(15,134)	—	—
Proceeds from stock options exercises and issuance of subsidiary common stock	40	1,109	233
Borrowings	87	—	—
Repayments	(100)	—	—
Net cash (used in) provided by financing activities	(16,160)	25,118	49,252
Effects of exchange rates on cash and cash equivalents	(8,551)	(1,783)	(1,954)
Net (decrease) increase in cash and cash equivalents	(96,459)	(8,341)	69,729
Cash and cash equivalents, beginning of year including cash from discontinued operations	254,580	262,921	193,192
Cash and cash equivalents, end of year	$158,121	$254,580	$262,921

COMVERSE, INC. AND SUBSIDIARIES
CONSOLIDATED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(UNAUDITED)

	Three Months Ended January 31,		Fiscal Years Ended January 31,
	2015	2014	2015	2014
	(In thousands)
Income (loss) from operations	$6,755	$3,725	$(15,836)	$37,699
Expense Adjustments:
Stock-based compensation expense	2,762	2,197	11,368	10,208
Amortization of intangible assets	793	695	2,984	2,765
Compliance-related professional fees	265	594	1,024	2,144
Compliance-related compensation and other expenses	—	36	(70)	199
Italian VAT recovery recorded within operating expense	—	—	—	(10,861)
Strategic related costs	—	—	2,576	—
Write-off of property and equipment	322	231	1,970	482
Certain litigation settlements and related costs	41	(1)	87	(16)
Restructuring expenses	3,632	2,924	14,869	10,783
Gain on sale of fixed assets	(10)	(9)	(31)	(41)
Other	236	2,063	1,141	3,287
Total expense adjustments	8,041	8,730	35,918	18,950
Comverse performance	$14,796	$12,455	$20,082	$56,649

COMVERSE, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(UNAUDITED)

	BSS	Digital Services	All Other	Combined
	(In thousands)
Three Months Ended January 31, 2015
Maintenance revenue	$30,085	$24,878	$—	$54,963
Customer solutions revenue	35,386	29,385	—	64,771
Total revenue	$65,471	$54,263	$—	$119,734
Total costs and expenses	$54,240	$40,533	$18,206	$112,979
Income (loss) from operations	$11,231	$13,730	$(18,206)	$6,755
Computation of segment performance:
Segment revenue	$65,471	$54,263	$—
Total costs and expenses	$54,240	$40,533	$18,206
Segment expense adjustments:
Stock-based compensation expense	—	—	2,762
Amortization of intangible assets	698	95	—
Compliance-related professional fees	—	—	265
Write-off of property and equipment	43	—	279
Certain litigation settlements and related cost	—	—	41
Restructuring expenses	—	—	3,632
Gain on sale of fixed assets	61	—	(71)
Other	—	—	236
Segment expense adjustments	802	95	7,144
Segment expenses	53,438	40,438	11,062
Segment performance	$12,033	$13,825	$(11,062)
Interest expense	$—	$—	$(165)	$(165)
Depreciation	$(890)	$(1,264)	$(2,522)	$(4,676)

COMVERSE, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(UNAUDITED)

	BSS	Digital Services	All Other	Combined
	(In thousands)
Three Months Ended January 31, 2014
Maintenance revenue	$35,019	$33,924	$—	$68,943
Customer solutions revenue	43,228	54,343	—	97,571
Total revenue	$78,247	$88,267	$—	$166,514
Total costs and expenses	$68,923	$60,177	$33,689	$162,789
Income (loss) from operations	$9,324	$28,090	$(33,689)	$3,725
Computation of segment performance:
Segment revenue	$78,247	$88,267	$—
Total costs and expenses	$68,923	$60,177	$33,689
Segment expense adjustments:
Stock-based compensation expense	—	—	2,197
Amortization of intangible assets	695	—	—
Compliance-related professional fees	—	—	594
Compliance-related compensation and other expenses	—	36	—
Write-off of property and equipment	—	—	231
Certain litigation settlements and related costs	—	—	(1)
Restructuring expenses	—	—	2,924
Gain on sale of fixed assets	—	—	(9)
Other	6	—	2,057
Segment expense adjustments	701	36	7,993
Segment expenses	68,222	60,141	25,696
Segment performance	$10,025	$28,126	$(25,696)
Interest expense	$—	$—	$(282)	$(282)
Depreciation	$(1,259)	$(1,328)	$(1,680)	$(4,267)

COMVERSE, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION

	BSS	Digital Services	All Other	Consolidated
	(In thousands)
Fiscal Year Ended January 31, 2015
Maintenance revenue	$118,086	$109,559	$—	$227,645
Customer solutions revenue	132,647	117,013	—	249,660
Total revenue	$250,733	$226,572	$—	$477,305
Total costs and expenses	$200,222	$170,557	$122,362	$493,141
Income (loss) from operations	$50,511	$56,015	$(122,362)	$(15,836)
Computation of segment performance:
Segment revenue	$250,733	$226,572	$—
Total costs and expenses	$200,222	$170,557	$122,362
Segment expense adjustments:
Stock-based compensation expense	—	—	11,368
Amortization of intangible assets	2,791	193	—
Compliance-related professional fees	—	—	1,024
Compliance-related compensation and other expenses	—	1	(71)
Strategic-related cost	—	—	2,576
Write-off of property and equipment	45	3	1,922
Certain litigation settlements and related cost	—	—	87
Restructuring expenses	—	—	14,869
Gain on sale of fixed assets	63	1	(95)
Other	—	—	1,141
Segment expense adjustments	2,899	198	32,821
Segment expenses	197,323	170,359	89,541
Segment performance	$53,410	$56,213	$(89,541)
Interest expense	$—	$—	$(641)	$(641)
Depreciation	$(3,522)	$(5,092)	$(8,761)	$(17,375)

COMVERSE, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION

	BSS	Digital Services	All Other	Combined
	(In thousands)
Fiscal Year Ended January 31, 2014
Maintenance revenue	$128,024	$135,242	$—	$263,266
Customer solutions revenue	171,537	217,698	—	389,235
Total revenue	$299,561	$352,940	$—	$652,501
Total costs and expenses	$254,925	$225,932	$133,945	$614,802
Income (loss) from operations	$44,636	$127,008	$(133,945)	$37,699
Computation of segment performance:
Segment revenue	$299,561	$352,940	$—
Total costs and expenses	$254,925	$225,932	$133,945
Segment expense adjustments:
Stock-based compensation expense	—	—	10,208
Amortization of intangible assets	2,765	—	—
Compliance-related professional fees	—	—	2,144
Compliance-related compensation and other expenses	122	216	(139)
Italian VAT recovery recorded within operating expense	—	—	(10,861)
Write-off of property and equipment	28	—	454
Certain litigation settlements and related costs	—	—	(16)
Restructuring expenses	—	—	10,783
Gain on sale of fixed assets	—	—	(41)
Other	6	—	3,281
Segment expense adjustments	2,921	216	15,813
Segment expenses	252,004	225,716	118,132
Segment performance	$47,557	$127,224	$(118,132)
Interest expense	$—	$—	$(847)	$(847)
Depreciation	$(3,738)	$(5,040)	$(7,489)	$(16,267)